UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2025

INTUIT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue, Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 944-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.01 par value	INTU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On November 20, 2025, Intuit Inc. (the "Company") announced its financial results for the fiscal quarter ended October 31, 2025 and provided forward-looking guidance. A copy of the press release is attached to this Report as Exhibit 99.01.
The information in this Item 2.02 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On November 18, 2025, the Board of Directors (the “Board”) of the Company appointed each of Adena Friedman and Bill McDermott as a director of the Company, effective August 1, 2026. The appointments of Ms. Friedman and Mr. McDermott will be effective August 1, 2026 to accommodate their pre-existing professional obligations.
Each of Ms. Friedman and Mr. McDermott will receive compensation for services as a non-employee director of the Company consistent with the compensation generally provided to other non-employee directors of the Company. Under the current compensation program for non-employee directors, this compensation includes a grant of restricted stock units with a grant date fair value of approximately $116,667 on August 3, 2026. The compensation of the Company’s non-employee directors is determined by the Board and disclosed in the Company's 2024 proxy statement, which was filed with the Securities and Exchange Commission on November 27, 2024. With respect to each of Ms. Friedman and Mr. McDermott, there are no arrangements or understandings between the new director and any other person pursuant to which they were selected as a director, and there are no transactions involving the Company and the new director that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.
ITEM 8.01 OTHER EVENTS.
On November 20, 2025, the Company also announced that the Board approved a cash dividend of $1.20 per share. The cash dividend will be paid on January 16, 2026 to shareholders of record as of the close of business on January 9, 2026. Future declarations of dividends and the establishment of future record dates and payment dates are subject to the final determination of the Board. A copy of the press release announcing the cash dividend is furnished as Exhibit 99.01 to this Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

99.01	Press release issued on November 20, 2025 reporting financial results for the quarter ended October 31, 2025 and announcing the cash dividend.*
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 20, 2025	INTUIT INC.

		By:	/s/ Sandeep S. Aujla
Sandeep S. Aujla
Executive Vice President and Chief Financial Officer